================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Chantal Pharmaceutical Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              SETTLEMENT AGREEMENT
                              --------------------

     AGREEMENT made this 27th day of June, 1997, by and among Chantal Pharmaceutical Corporation ("Company") and the following named individuals (said individuals being hereinafter collectively referred to as the "Settling Defendants"):

                                 Peter Ting
                                 Margarette Ting
                                 William T. Gibson
                                 Kathleen Gibson
                                 Robert Binder
                                 Brad Bulloch
                                 Richard Love
                                 Rick Mahonski
                                 Diane Mahonski
                                 MH Associates
                                 Howard Miller
                                 Patrick J. McInnis


     The parties mutually acknowledge that:

     (A) The Settling Defendants and others have filed a Schedule 13D with the Securities and Exchange Commission stating their intention to oppose management and have otherwise indicated their intention to oppose management at an annual meeting of stockholders presently scheduled for July 17, 1997 in Los Angeles, California;

     (B) The Company has brought an action against the Settling Defendants and other signers of the Schedule 13D in the U.S. District Court for the Southern District of New York, entitled Chantal Pharmaceutical Corporation v. Ting, et
                               ----------------------------------------------
al., 97 Civ. 4497 (the "Federal Court Action") alleging fraud, misrepresentation
--
and nondisclosure of material facts, violation of Sections 13 and 14 of the Securities Exchange Act of 1934, including violation of the proxy rules, and seeking damages and injunctive and other relief;

     (C) The Court in the Federal Court Action has granted the Company's motion for expedited discovery and an expedited hearing to be held on July 11, 1997;

     (D) The Settling Defendants share the concerns expressed by the Company in the Federal Court Action and have concluded that it is in the best interests of the Company and its stockholders as well as in their own interest to disassociate themselves from the other signers of the Schedule 13D and to fully support and vote their stock in favor of the Company's existing management and its nominees for the Board of Directors.

     (E) The Company and the Settling Defendants have agreed to resolve their differences on the terms stated herein.

     THEREFORE, it is hereby agreed:

          1. The Settling Defendants and each of them will promptly file with the Securities and Exchange Commission, on or before July 1, 1997, an amendment to the Schedule 13D Statement acceptable to the Company and its counsel disassociating themselves from and withdrawing from the Schedule 13D and stating that they intend to fully support and vote in favor of the current management of the Company and its nominees for the Board of Directors.

          2. The Settling Defendants agree that they will publicly and privately support and that they will vote their stock in favor of the Company's existing management and its nominees for the Board of Directors, including two new nominees, Gil Raker and Charles Strang, as well as Chantal Burnison as Chairman and Chief Executive Officer, Polly Bergen as Chief Operating Officer and

Joseph DeKama as Executive Vice President. In connection therewith, each of the Settling Defendants will execute and deliver to the Company an irrevocable proxy in form reasonably acceptable to the Company and its counsel, to be voted in favor of management and its nominees at the Annual Meeting on July 17, 1997 or, in the event such meeting or any part thereof shall be adjourned or re-scheduled, then on such adjourned or re-scheduled date or dates. Each such proxy shall remain irrevocable until the completion of the aforesaid Annual Meeting and any adjourned or re-scheduled portions thereof, but not more than three months from the date of execution thereof or such longer period as the meeting may be extended by Court order. In addition, Peter Ting will provide such assistance as management of the Company shall reasonably request in soliciting the support and proxies of the stockholders on behalf of management in connection with the July 17 annual meeting by telephone, mail and in all other proper ways, to the full extent permitted by law. In addition, Bill Gibson will advise all stockholders who contact him with regard to the upcoming election of directors that he is voting for management.

          3. The Settling Defendants agree to join in the issuance on behalf of each and all of them and the Company of the press releases annexed hereto as Exhibits A and B publicly stating that they have disassociated themselves from the signers of the Schedule 13D and that they fully support and have complete confidence in the current management group including Chantal Burnison and the management nominees for the Board of Directors.

          4. Peter Ting, Bill Gibson and other knowledgeable Settling Defendants will fully disclose their knowledge of all meetings, statements, agreements, whether written or oral and any other information known to them relating to the Schedule 13D and the activities of the signers thereof, as well as any known solicitation of stockholders, any knowledge of any efforts to manipulate or impact the value of the stock of the Company and all other facts relevant to the Federal Court Action. These facts will be discussed with and disclosed to the Company and its counsel promptly and on an ongoing and as needed basis and will be furnished in the form of a signed affidavit or deposition or court testimony, as the Company and its counsel may request, for use before the Court in connection with the pending Federal Court Action or other Court proceedings. Each of the Settling Defendants will also supply the Company with any supporting documentation in their possession, custody or control, including copies of any written memoranda and any information circulated among the dissident group and all telephone (including cellular phone) records, logs and diaries and other documents relevant to the issues raised in the Federal Court Action.

          5. The Company hereby agrees upon the completion of the Annual Meeting and any adjourned or re-scheduled portions thereof, and upon condition that all Settling Defendants have fully complied with their obligations hereunder, to promptly execute and file such documents as may be necessary to dismiss the Federal Court Action with prejudice as against the Settling Defendants. Subject to any applicable order of a court, the Company will use its best good faith efforts to expeditiously proceed with and complete the scheduled Annual Meeting on or as soon as practicable after July 17, 1997. In the meantime, the Company agrees that the Settling Defendants shall not be deemed in default of any discovery obligations or obligation to file an answer or responding papers in the Federal Court action and that their time to respond or answer shall be duly extended, provided they are in compliance with their obligations pursuant to this Agreement.

          6. This Agreement constitutes the complete agreement between the parties, superseding all prior agreements or understandings relating to the subject matter hereof. This Agreement cannot be changed, amended, supplemented or terminated except in writing, expressly signed by the party to be charged.

          7. This Agreement may be signed in counterparts and may be exchanged by facsimile transmission and shall thereupon be binding upon the parties who have signed and exchanged signed counterparts.

                                 IN WITNESS WHEREOF, the parties have executed
this Agreement on the date stated above.

                                 CHANTAL PHARMACEUTICAL
                                   CORPORATION



                                 By:____________________________
                                    Authorized Officer


/s/ Peter Ting
-------------------------        ----------------------------------
Peter Ting                       Richard Love


/s/ Margarette Ting              /s/ Rick Mahonski
-------------------------        ----------------------------------
Margarette Ting                  Rick Mahonski


/s/ William T. Gibson            /s/ Diane Mahonski
-------------------------        ----------------------------------
William T. Gibson                Diane Mahonski


/s/ Kathleen Gibson (WTG)        /s/ MH Associates By: John Heilman
-------------------------        ----------------------------------
Kathleen Gibson                  MH Associates

                                 /s/ Howard Miller (WTG)
-------------------------        ----------------------------------
Robert Binder                    Howard Miller


/s/ Brad Bulloch                 /s/ Patrick J. McInnis
-------------------------        ----------------------------------
Brad Bulloch                     Patrick J. McInnis

                                                                       EXHIBIT A
                                                                       ---------


                                     PRESS
                                    RELEASE
                                    -------

                             FOR IMMEDIATE RELEASE
                             ---------------------


                           FORMER DISSIDENTS ANNOUNCE
                                FULL SUPPORT FOR
                                 MANAGEMENT OF
                       CHANTAL PHARMACEUTICAL CORPORATION
                       ----------------------------------


          Twelve of the nineteen stockholders who filed a 13D statement with the Securities and Exchange Commission on June 10 opposing the management of Chantal Pharmaceutical Corp. have announced their withdrawal from the dissident group and that they have agreed to support management.

          The twelve stockholders, including Peter Ting and William Gibson, own an aggregate of 4.12% of the Company's stock. The remaining dissidents own a total of only 2.84%.

          Mr. Ting stated on behalf of the twelve stockholders withdrawing from the 13D group:

               "We share the concerns expressed by the Company regarding dissident shareholders' actions and those concerns have led us to disassociate ourselves from the 13D Group. Based on positive talks with the Company's current management, including Chantal Burnison, we have confidence in the current management group, including Ms. Burnison as Chairman and Chief Executive Officer and the Board of Directors as proposed to be constituted by management. We have, therefore, concluded that it is in the best interest of the stockholders to support the existing management team. We will vote for management and its nominees at the July 17 annual meeting and urge all stockholders to do the same."

                                                                       EXHIBIT B
                                                                       ---------

                                     PRESS
                                    RELEASE
                                    -------

                             FOR IMMEDIATE RELEASE
                             ---------------------

                      CHANTAL PHARMACEUTICAL CORPORATION
                    DISSIDENTS AGREE TO SUPPORT MANAGEMENT
                    --------------------------------------

          Chantal Pharmaceutical Corporation announced today that it had reached agreement with most of the small group of dissident stockholders who recently filed a Schedule 13D with the S.E.C. opposing the Company's management. The original group included nineteen stockholders claiming to own 6.96% of the Company's stock. Twelve members of the group, representing a 4.12% stock ownership, have now disassociated themselves from the dissidents and announced their agreement to fully support the Company's Chairman and Chief Executive Officer, Chantal Burnison, as well as all management nominees for the Board of Directors at the Company's Annual Meeting scheduled for July 17 in Los Angeles.

          The twelve stockholders agreeing to support management, including Peter Ting and William Gibson, issued a statement today that they share the Company's concerns regarding dissident stockholder actions and those concerns have led them to disassociate themselves from the dissidents. Further, they have acknowledged that based on positive talks with the Company's management, including Chantal Burnison, they have confidence in the current management, including Ms. Burnison as Chairman and Chief Executive Officer and the Board of Directors as proposed to be constituted by management and will support the management team, as being in the best interest of the Company and its stockholders. The twelve urged all stockholders to vote in favor of the existing management and its nominees at the July 17 meeting.

          The Company, which filed a federal court action against the signers of the Schedule 13D on June 18 charging misrepresentations and non-compliance with the federal securities laws, has agreed to drop the action as against the twelve stockholders who have agreed to support management. The dissident group now numbers only seven, owning an aggregate of 2.84% of the Company's stock.

          Company Chairman Chantal Burnison stated "We are pleased that most of the stockholders who filed the 13D in opposition to management, including Peter Ting and William Gibson, have decided to disassociate themselves from the dissidents and to support us and the Company's management team. The remaining members of the dissident group represent a minuscule percentage of the Company's stockholders and do not have responsible support. Two of them have been the subject of prior S.E.C. consent decrees for securities law violations and another, as we recently discovered, made a secret agreement with a distributor siphoning off significant profits on the Company's Asian sales. This is a small and irresponsible group that does not merit stockholder consideration. The Company looks forward to overwhelming support for its leadership team at the July 17 annual meeting."

FROM:   Peter Ting
        510-736-5053


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                  FORMER DISSIDENTS ANNOUNCE FULL SUPPORT FOR
                  -------------------------------------------

                MANAGEMENT OF CHANTAL PHARMACEUTICAL CORPORATION
                ------------------------------------------------


Los Angeles, CA., July 1, 1997 -- Twelve of the 19 stockholders who filed a
Schedule 13D statement with the Securities and Exchange Commission on June 10, opposing the management of Chantal Pharmaceutical Corporation, have announced their withdrawal from the dissident group and that they have agreed to support management.

The 12 stockholders, including Peter Ting and William Gibson, own an aggregate of 4.12 percent of the Company's stock. The remaining dissidents own a total of only 2.84 percent.

Mr. Ting stated on behalf of the 12 stockholders withdrawing from the 13D group:

     "We share the concerns expressed by the Company regarding dissident shareholders' actions an those concerns have led us to disassociate ourselves from the 13D group. Based on positive talks with the Company's current management, including Chantal Burnison, we have confidence in the current management group, including Ms. Burnison as Chairman and Chief Executive Officer and the Board of Directors as proposed to be constituted by management. We have, therefore, concluded that it is in the best interest of the stockholders to support the existing management team. We will vote for management and its nominees at the July 17 annual meeting and urge all stockholders to do the same."

FROM:     MARTIN E. JANIS & COMPANY, INC. CONTACT:  Bev Jedynak
          PUBLIC RELATIONS                          312-943-1100
          919 North Michigan Avenue
          Chicago, IL 60611

FOR:      CHANTAL PHARMACEUTICAL CORPORATION

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

                      CHANTAL PHARMACEUTICAL CORPORATION
                      ----------------------------------
                    DISSIDENTS AGREE TO SUPPORT MANAGEMENT
                    --------------------------------------

Los Angeles, CA., July 1, 1997 -- Chantal Pharmaceutical Corporation announced today that it had reached agreement with most of the small group of dissident stockholders who recently filed a Schedule 13D with the Securities and Exchange Commission opposing the Company's management. The original group included 19 stockholders claiming to own 6.96 percent of the Company's stock. Twelve members of the group, representing a 4.12 percent stock ownership, have now disassociated themselves from the dissidents and announced their agreement to fully support the Company's Chairman and Chief Executive Officer, Chantal Burnison, as well as all management nominees for the Board of Directors at the Company's Annual Meeting scheduled for July 17 in Los Angeles.

The 12 stockholders agreeing to support management, including Peter Ting and William Gibson, issued a statement today that they share the Company's concerns regarding dissident stockholder actions and those concerns have led them to disassociate themselves from the dissidents. Further, they have acknowledged that based on positive talks with the Company's management, including Chantal Burnison, they have confidence in the current management, including Ms. Burnison as Chairman and Chief Executive Officer and the Board of Directors as proposed to be constituted by management and will support the management team, as being in the best interest of the Company and its stockholders. The 12 urged all stockholders to vote in favor of the existing management and its nominees at the July 17 meeting.

The Company, which filed a federal court action against the signers of the
Schedule 13D on June 18 charging misrepresentations and non-compliance with the federal securities laws, has agreed to drop the action against the 12 stockholders who have agreed to support management. The dissident group now numbers only seven, owning an aggregate of 2.84 percent of the Company's stock.

                                    -more-

Page Two

Company Chairman Chantal Burnison stated, "We are pleased that most of the stockholders who filed the 13D in opposition to management, including Peter
Ting and William Gibson, have decided to disassociate themselves from the dissidents and to support us and the Company's management team. The remaining members of the dissident group represent a miniscule percentage of the Company's stockholders and do not have responsible support. Two of them have been the subject of prior S.E.C. consent decrees for securities law violations and another, as we recently discovered, made a secret agreement with a distributor siphoning off significant profits on the Company's Asian sales. This is a small and irresponsible group that does not merit stockholder consideration. The Company looks forward to overwhelming support for its leadership team at the July 17 annual meeting."

Chantal Pharmaceutical Corporation and its marketing subsidiary, Chantal Skin Care Corporation, have executive offices, telemarketing and warehouse facilities in Los Angeles, with a laboratory in Kaiserslautern, Germany. The Company markets the Chantal Ethocyn Skin Care Line, and is the worldwide licensee of patents for products for androgen mediated disorders such as acne, hirsutism, male pattern baldness, benign prostrate hypertrophy and the treatment of certain cancers.

                                     -30-